UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2021

Aerie Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36152	20-3109565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
4301 Emperor Boulevard, Suite 400
Durham, North Carolina 27703
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (919) 237-5300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AERI	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.
On August 4, 2021, Aerie Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2021, along with a general business update. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 2.02.
The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 4, 2021, Aerie Pharmaceuticals, Inc. (the “Company”) announced that its board of directors appointed Christopher Staten, age 54, the Company’s Vice President of Finance, as Interim Chief Financial Officer, effective July 30, 2021. Mr. Staten has served as Vice President of Finance since joining the Company in November 2015. Prior to joining the Company, Mr. Staten served as Vice President, Finance of Cigna Corp. (NYSE: CI) from November 2013 to January 2015, as Senior Vice President, Finance of Express Scripts Holding Company from November 2010 to October 2012 and Senior Vice President, Finance of Medco Health Solutions, Inc. from August 2008 to October 2010. Mr. Staten received a Bachelor of Business Administration degree from Siena College and a Master of Business Administration from Pace University.
There are no family relationships between Mr. Staten and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 99.1 relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Press Release dated August 4, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERIE PHARMACEUTICALS, INC.

August 4, 2021	By:	/s/ Christopher Staten
Christopher Staten
Interim Chief Financial Officer